Forward Purchase Agreement	12 Months Ended
Dec. 31, 2021
Equity [Abstract]
Forward Purchase Agreement

7.  Forward Purchase Agreement

On November 10, 2021, Apollo entered into the Forward Purchase Agreement with Wejo Limited, a subsidiary of Wejo Group Limited. Subject to certain termination provisions, the Forward Purchase Agreement provides that on the 2-year anniversary of the effective date (the “Maturity Date”) of the Forward Purchase Agreement, each Apollo seller will sell to the Company the number of shares purchased by such seller (up to a maximum of 7,500,000 shares across all sellers) of VOSO Shares (or any shares received in a share-for-share exchange pursuant to the Business Combination) (the “FPA Shares”). On November 19, 2021, such seller was paid an amount equal to $75.0 million (the “Prepayment Amount”), see Note 3.

At any time, and from time to time, after November 18, 2021 (the closing of the Business Combination), each Apollo seller may sell FPA Shares at its sole discretion in one or more transactions, publicly or privately and, in connection with such sales, terminate the Forward Purchase Agreement in whole or in part in an amount corresponding to the number of Forward Purchase Agreement Shares sold (the “Terminated Shares”). On the settlement date of any such early termination, such seller will pay to the Company $10 per share regardless of the sale price and Apollo will retain any amounts in excess of $10 per share. The Company may deliver a written notice to each seller requesting partial settlement of the transaction subject to there being a remaining percentage of the FPA Shares (the “Excess Shares”) that has not become Terminated Shares within a six months or one year period. The amount paid in such early settlement to the Company is equal to the lesser of (i) the number of such Excess Shares sold in the early settlement multiplied by $10 per share and (ii) the net sale proceeds received by such seller for such Excess Shares sold in the early settlement.

During the year ended December 31, 2021, Apollo terminated 251,632 FPA Shares and paid $2.5 million back to the Company. As of December 31, 2021, the Forward Purchase Agreement was fair valued at $45.6 million and was recognized in its respective line on the Consolidated Balance Sheet.

The Forward Purchase Agreement was initially and subsequently measured at fair value using an option pricing approach. A $11.7 million loss of issuance of the Forward Purchase Agreement, which was determined by the difference between initial fair value of the Forward Purchase Agreement and the cash proceeds prepaid to the sellers, was recognized on the Consolidated Statements of Operations and Comprehensive Loss on November 19, 2021. A $0.4 million gain on settlement of Forward Purchase Agreement, which was determined by the difference between the fair value of terminated FPA Shares and the cash proceeds received, was recognized on the Consolidated Statements of Operations and Comprehensive Loss during the year ended December 31, 2021. A $15.6 million loss on fair value of Forward Purchase Agreement was recognized on the Consolidated Statements of Operations and Comprehensive Loss during the year ended December 31, 2021.